Exhibit 10.5

                           WAIVER AND AMENDMENT NO. 2

                                       TO

                             STOCKHOLDERS AGREEMENT


        THIS WAIVER AND AMENDMENT NO. 2 TO STOCKHOLDERS AGREEMENT
(this "Amendment No. 2"), dated as of February 7, 1996, is made by and among NRE Holdings, Inc., a Delaware corporation, National Restaurant Enterprises, Inc., a Delaware corporation, The First National Bank of Boston, a national banking association, BancBoston Investments Inc., MCIT PLC, a corporation organized under the laws of England, PMI Mezzanine Fund, L.P., a Delaware limited partnership ("PMI"), the Jordan Investors, the Management Stockholders, the Jar Investors and the Osborn Investors (each as defined in the Stockholders Agreement, dated as of September 1, 1994, as amended by the Consent and Amendment No. 1 to Stockholders Agreement, dated as of November 30, 1994 (as so amended, the "Original Stockholders Agreement"), between the Company and certain of the parties hereto.

        Except as otherwise expressly provided herein, capitalized terms used herein which are defined in the Original Stockholders Agreement shall have the same meaning herein as specified for such terms in the Original Stockholders Agreement, as so amended.


                              W I T N E S S E T H:

        WHEREAS, the Company and certain of the parties hereto executed the Original Stockholders Agreement to promote their mutual interest and the interest of the Company by imposing certain restrictions on the transfer of shares of capital stock of the Company owned or thereafter acquired by the Stockholders and to set forth their respective agreements with respect to certain other matters, all upon the terms and conditions therein set forth;

        WHEREAS, concurrent with the date hereof, the Company, Enterprises, and PMI are entering into a note purchase agreement whereby PMI will purchase from Enterprises senior subordinated notes and from the Company warrants convertible into shares of Class B Common Stock (as amended or modified from time to time, the "PMI Note Purchase Agreement");

        WHEREAS, the parties to the Original Stockholders Agreement desire (i) to waive certain rights granted to them under the original Stockholders Agreement and (ii) to make certain amendments to the Original Stockholders Agreement, as set forth below.






        NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1.  Representations and Warranties.

        (a) each Stockholder that is a party hereto represents on behalf of itself that it is the record and beneficial owner of the number of shares of the Company's capital stock set forth opposite such Stockholder's name on Schedule 1 attached hereto.

        (b) the Company represents and warrants that the Stockholders which are parties hereto constitute all the holders of record of the Company's capital stock and that their respective record ownership of shares of the Company's capital stock is set forth on Schedule 1 attached hereto.

SECTION 2. Amendments to Original Stockholders Agreement. The parties hereto agree that the Original Stockholders Agreement is hereby amended as follows:

        (a)  Article I is amended by:

                (i) Adding the following definitions in appropriate alphabetical sequence:

                "Institutional Lender shall mean any bank, savings and loan association, insurance company, or other institutional lender."

                "MCIT Purchase Agreement shall mean the Amended and Restated Purchase Agreement, dated as of February 7, 1996, between the Company and MCIT, as amended or supplemented from time to time."

                "PMI shall have the meaning set forth in the preamble to this Amendment No. 2."

                "PMI Note Purchase Agreement shall have the meaning set forth in the second recital to this Amendment No. 2."

                "PMI Subordinated Notes shall mean those 12.5% subordinated notes of Enterprises in the original aggregate principal amount of $15 million with a maturity of January 31, 2005.

                (ii) Deleting the definition of "Stockholder" in its entirety and inserting the following in lieu thereof:

                        "Stockholder shall mean any of the Jordan Investors, MCIT, The Bank of Boston, FNBB Affiliate, PMI, the Management Investors, the Jar Investors, the Osborn Investors, holders of the Company's capital stock issued pursuant to the Stock Option Agreement to any Permitted Transferee of any such Person who becomes a party to or bound by the provisions of this Agreement in accordance with the terms hereof."

                (iii) Deleting the definition of "Transaction Documents" in its entirety and inserting the following in lieu thereof:

                        "Transaction Documents shall mean this Agreement, the Securities Purchase Agreement, the PMI Note Purchase Agreement, the Purchase and Sale Agreement, the Jaro Purchase Agreement, the Osborn Purchase Agreement, the Franchise Agreement, the Management Consulting Agreement, the MCIT Purchase Agreement, the Revolving Credit and Term Loan Agreement, the Executive and Advisors Subscription Agreement, the Jordan Investors Subscription Agreement, the Management Subscription Agreement, each of the agreements that are exhibits hereto and thereto, and all agreements, instruments and documents contemplated thereby."

                (iv) Deleting the definition of "Warrants" in its entirety and inserting the following in lieu thereof:

                "Warrants shall mean (i) the Warrant, initially exercisable to purchase 31.2801 shares of Class B Common Stock, issued to The First National Bank of Boston or its designee pursuant to the Revolving Credit and Term Loan Agreement, substantially in the form of Exhibit F hereto, (ii) the Warrant, initially exercisable to purchase 81.0799 shares of Class B Common Stock, issued to FNBB Affiliate, substantially in the form of Exhibit G hereto, and (iii) the Warrants, initially exercisable to purchase 71.72 shares of Class C Common Stock, issued to PMI pursuant to the PMI Note Purchase Agreement, substantially in the form of Exhibit H hereto, as such Warrants may from time to time be amended, modified or supplemented in accordance with the terms hereof and thereof."

                (v) Deleting the definition of "Registrable Securities" in its entirety and inserting the following definitions in lieu thereof:

                        "Registrable Securities shall mean the following:

        (a) all shares of Class A Common Stock outstanding on the date hereof and now or hereafter owned of record by the Jordan Investors; and

        (b) all shares of Class B Common Stock outstanding on the date hereof, and all shares of Class A Common Stock issued or issuable upon (x) the conversion or exchange of outstanding shares of Class B Common Stock in accordance with the applicable provisions of the Certificate of Incorporation or this Agreement, or (y) the conversion or exchange of the Warrant Stock; provided, however, that no holder of shares of Class B Common Stock shall have any registration rights hereunder with respect to any shares of Class B Common Stock, but only with respect to shares of Class A Common Stock into which such shares of Class B Common Stock shall be so exchanged or converted in connection with an effective registration and sale under the Securities Act of such shares of Class A Common Stock; and, solely for purposes of Article VI of this Agreement, each holder of shares of Class B Common Stock and each holder of Warrants to purchase shares of Class B Common Stock which are to be converted into shares of Class A Common Stock to be sold in connection with such a registration shall be deemed to be the holder of the shares of Class A Common Stock into which such shares of Class B Common Stock shall be convertible; and

        (c) all shares of Class C Common Stock outstanding on the date hereof and all shares of Class A Common Stock issued or issuable upon (x) the conversion of outstanding shares of Class C Common Stock in accordance with the applicable provisions of the Certificate of Incorporation or this Agreement, or
(y) the conversion or exchange of the Warrant Stock; provided, however, that no holder of shares of Class C Common Stock shall have any registration rights hereunder with respect to any shares of Class C Common Stock, but only with respect to shares of Class A Common Stock into which such shares of Class C Common Stock shall be so exchanged or converted in connection with an effective registration and sale under the Securities Act of such shares of Class A Common Stock; and, solely for purposes of Article VI of this Agreement, each holder of shares of Class C Common Stock which are to be converted into shares of Class A Common Stock to be sold in connection with such a registration shall be deemed to be the holder of the shares of Class A Common Stock into which such shares of Class C Common Stock shall be convertible; and

        (d) all shares of Class D Common Stock acquired by the Management Investors, the Jaro Investors and the Osborn Investors, and all shares of Class A Common Stock issued or issuable upon the conversion of outstanding shares of Class D Common Stock in accordance with the applicable provisions of the Certificate of Incorporation; provided, however, that no holder of shares of Class D Common Stock shall have any registration rights hereunder with respect to any shares of Class D Common Stock, but only with respect to shares of Class A Common Stock into which such shares of Class D Common Stock shall be so exchanged or converted in connection with an effective registration and sale under the Securities Act of such shares of Class A Common Stock; and, solely for purposes of Article VI of this Agreement, each holder of shares of Class D Common Stock which are to be converted into shares of Class A Common Stock to be sold in connection with such a registration shall be deemed to be the holder of the shares of Class A Common Stock into which such shares of Class D Common Stock shall be convertible; and

        (e) any shares of capital stock issued or issuable by the Company in respect of any shares of Common Stock referred to in the foregoing clause (a),
(b), (c) or (d) by way of a stock dividend or stock split or in connection with a combination or subdivision of shares, reclassification, recapitalization, merger, consolidation or other reorganization of the Company.

        As to any particular Registrable Securities that have been issued, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of under such registration statement, (ii) they shall have been distributed to the public pursuant to Rule 144, (iii) they shall have been otherwise transferred or disposed of, and new certificates therefor not bearing a legend restricting further transfer shall have been delivered by the Company, and subsequent transfer or disposition of them shall not require their registration or qualification under the Securities Act or any similar state law then in force, or (iv) they shall have ceased to be outstanding."

        (b) Deleting from Section 2.1(a)(i) the phrase "not to exceed in the aggregate an amount per year of the higher of (x) $300,000, or (y) .35% of the Company's sales".

        (c)  Amending Section 2.1(a)(i)(2) by replacing "$50,000"  with
"$75,000."

        (d) Amending Section 4.1 by inserting an additional subclause to read as follows:

                "or (g) with regard to any pledge, hypothecation or charge by MCIT."

        (e)  Amending Section 4.2(c) in its entirety to read as follows:

                "(c) from The First National Bank of Boston, FNBB Affiliate, or PMI to any of their respective affiliates, or the Jordan Investors or, in the case of The First National Bank of Boston, FNBB Affiliate or PMI, any Institutional Lender."

        (f)  Inserting "PMI" after "Bank of Boston" in Section 5.1(b)(iii).

        (g) Deleting the Section 5.5(b) in its entirety and inserting the following in lieu thereof:

                "(b) "New Securities" shall mean any authorized but unissued shares, and any treasury shares, of capital stock of the Company and all rights, options or warrants to purchase capital stock, and securities of any type whatsoever that are, or may become, convertible into capital stock; provided, however, that the term "New Securities" does not include (i) securities issued upon conversion of shares of Class B Common Stock, Class C Common Stock or Class D Common Stock into Class A Common Stock, in accordance with the Certificate of Incorporation and this

        Agreement; (ii) securities issued pursuant to the acquisition of another corporation by the Company by merger, purchase of all or substantially all of the assets or other reorganization whereby the Company shall become the owner of more than 50% of the voting power of such corporation; (iii) shares of Common Stock issued in connection with any stock split or stock dividend of the Company; (iv) any borrowings, direct or indirect, from financial institutions or other Persons by the Company, whether or not presently authorized, including any type of loan or payment evidenced by any type of debt instrument, and any capital stock issued in connection with such borrowings (other than a borrowing from a Jordan Party), including warrants, options or other rights to purchase capital stock, provided that such borrowings are not convertible into or exchangeable for capital stock of the Company; (v) shares of Class A Common Stock issued pursuant to any Public Offering; (vi) shares of Class A Common Stock issued in connection with an exchange for Class B Common Stock in accordance with Section 8.1(b) of this Agreement; (vii) Warrant Stock; (viii) shares of Preferred Stock issued and paid as dividends on outstanding Preferred Stock or (ix) shares of capital stock or rights, options or warrants to purchase capital stock to be issued to employees of the Company or its Subsidiaries, provided, that no more than two percent (2%) of the outstanding capital stock on February 7, 1995 shall be available for issuances after such date."

        (h)  Inserting "PMI" after "Bank of Boston" in Section 5.8.

        (i)  Inserting "PMI" after "each Jaro Investor" in Section 5.9.

        (j) Deleting Section 6.1 in its entirety and inserting the following in lieu thereof:

                "Section 6.1  Demand Registrations.

                (a) At any time and from time to time after the earlier of the fourth anniversary of the Closing Date or the effectuation of an Initial Public Offering by the Company, holders of a majority of the shares of Stock held by the Jordan Investors (other than MCIT) and Bank of Boston may request in writing that the Company effect the registration under the Securities Act of all or part of such holders' Registrable Securities, specifying in the request the number and type of Registrable Securities to be registered by each such holder and the intended method of disposition thereof (such notice is hereinafter referred to as a "Holder Request"). Upon receipt of such Holder Request, the Company will promptly give written notice of such requested registration to all other holders of Registrable Securities, which other holders shall have the right to include the Registrable Securities held by them in such registration and thereupon the Company will, as expeditiously as possible, use its best efforts to effect the registration under the Securities Act of:

                (i) the Registration Securities which the Company has been so requested to register by such requesting Stockholders; and

                (ii) all other Registrable Securities which the Company has been requested to register by any other holder thereof by written request given to the Company within 30 calendar days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities), all to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered;

provided, however, that the Company shall not be obligated to file a registration statement relating to any Holder Request under this Section 6.1(a);

                (x) unless the Company shall have received requests for such registration with respect to at least 15% of the shares of Common Stock then outstanding (including all Warrant Stock) with respect to the first Holder Request, and unless the Company shall have received requests for such registration with respect to 10% of the shares of Common Stock then outstanding with respect to each Holder Request under this Section 6 thereafter;

                (y) other than a registration statement on Form S-3 or a similar short form registration statement, within a period of 12 months after the effective date of any other registration statement relating to any registration request under this Section 6.1(a) that was not effected on Form S-3 (or any similar short form); or

                (z) within a nine-month period immediately following the effective date of a registration previously effected by the Company pursuant to this Section 6.1;

provided, further, however, that the Company may postpone for not more than 90 calendar days, on one occasion only with respect to each request for registration made under this Section 6.1(a), the filing or effectiveness of a registration statement under this Section 6.1(a) if the Company and a majority of the Jordan Investors agree that such registration might reasonably be expected to have an adverse effect on any proposal or plan by the Company to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction; provided, that in such event, the holders of Registrable Securities initiating the request for such registration will be entitled to withdraw such request, and if such request is withdrawn such registration will not count as one of the permitted registrations under this Section 6.1. In any event, the Company will pay all

Registration Expenses in connection with any registration initiated under this
Section 6.1.

                (b) At any time and from time to time after September 1, 1999, holders of a majority of the shares of Stock held by PMI as of the date of Amendment No. 2 to this Agreement may request in writing that the Company effect the registration under the Securities Act of all or part of such holders' Registrable Securities, specifying in the request the number and type of Registrable Securities to be registered by each such holder and the intended method of disposition thereof (such notice is hereinafter referred to as a "PMI Holder Request"). Upon receipt of such PMI Holder Request, the Company will promptly give written notice of such requested registration to all other holders of Registrable Securities, which other holders shall have the right to include the Registrable Securities held by them in such registration and thereupon the Company will, as expeditiously as possible, use its best efforts to effect the registration under the Securities Act of:

                        (i) the Registrable Securities which the Company has been so requested to register by such requesting Stockholders; and

                        (ii) all other Registrable Securities which the Company has been requested to register by any other holder thereof by written request given to the Company within 30 calendar days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities), all to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered;

        provided, however, that the Company shall not be obligated to file a registration statement relating to any PMI Holder Request under this Section 6.1(b);

                        (x) other than a registration statement on Form S-3 or a similar short form registration statement, within a period of 12 months after the effective date of any other registration statement relating to any registration request under this Section 6.1(b) that was not effected on Form S-3 (or any similar short form); or

                        (y) within a nine-month period immediately following the effective date of a registration previously effected by the Company pursuant to this Section 6.1;

        provided, further, however, that the Company may postpone for not more than 90 calendar days, on one occasion only with respect to each request for registration made under this Section 6.1(b), the filing or effectiveness of a registration statement under this Section 6.1(b) if the Company believes that such registration might reasonably be expected to have an adverse effect on any proposal or plan by the Company to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction; provided, that in such event, the holders of Registrable Securities initiating the request for such registration will be entitled to withdraw such request, and if such request is withdrawn such registration will not count as one of the permitted registrations under this Section 6.1. In any event, the Company will pay all Registration Expenses in connection with any registration initiated under this Section 6.1.

                (c) Notwithstanding the foregoing provisions of Section 6.1(a) and (b), (i) the Company shall not be obligated to effect more than one registration pursuant to this Section 6.1 at the request of a majority of the Jordan Investors, in any twelve month period, in each case through a firm commitment underwriting through a nationally recognized underwriter (an "Underwritten Offering") and (ii) the Company shall not be obligated to effect more than two registrations pursuant to Section 6.1(b), in each case, through an Underwritten Offering.

                (d) If the Company proposes to effect a registration requested pursuant to this Section 6.1 by the filing of a registration statement on Form S-3 (or any similar short-form registration statement), the Company will comply with any request by the Managing Underwriter (as defined in Subsection
(g), below) to effect such registration on another permitted form if such Managing Underwriter advises the Company that, in its opinion, the use of another form of registration statement is of material importance of such proposed offering.

                (e)     A registration requested pursuant to Section 6.1(a) or
(b) will not be deemed to have been effected unless it has become effective; provided, that if after it has become effective, the offering of Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court, such registration will be deemed not to have been effected.

                (f) The Company will pay all Registration Expenses in connection with each of the registrations of Registrable Securities effected by it pursuant to this Section 6.1.

                (g) The Company shall have the right, with the approval of the Jordan Investors or, in the case of a PMI Holder Request, PMI, to select the investment banker (or investment bankers) that shall manage the offering (collectively, the "Managing Underwriter").

                (h) In connection with any offering pursuant to this Section 6.1, the only shares that may be included in such offering are (i) Registrable Securities, and (ii) shares of authorized but unissued Class A Common Stock that the Company elects to include in such offering ("Company Securities").

                (i) If in connection with any Underwritten Offering pursuant to this Section 6.1. the Managing Underwriter shall advise the Company that, in its judgment, the number of shares proposed to be included in such offering should be limited due to market conditions, then the Company will promptly so advise each holder of Registrable Securities that has requested registration, and shares shall be excluded from such offering in the following order until such limitation has been met:

                (A)     in the case of an offering requested under Section
6.1(a),

                        (1) Company Securities, if any, shall be excluded until all of the Company Securities shall have been so excluded, and, thereafter,

                        (2) until the Jordan Investors shall have been included in such offering the lesser of (i) 25% of the aggregate amount of Securities held by the Jordan Investors as of February 7, 1996 (such amount as adjusted for stock splits, recapitalizations and similar events and reduced by the amount of Securities previously sold by the Jordan Investors pursuant to
Section 6.1 or 6.2) and (ii) the total amount of Registrable Securities requested by the Jordan Investors to be included in such offering, the Registrable Securities requested to be included in such offering pursuant to
Section 6.1(a) by Persons shall be excluded pro rata, based on the respective number of Registrable Securities as to which registration has been so requested by such Persons, and, thereafter

                        (3) the Registrable Securities requested to be included in such offering pursuant to Section 6.1(a) by Persons other than PMI or the Bank of Boston shall be excluded pro rata, based on the respective number of Registrable Securities as to which registration has been so requested by such Persons, and

                (B)     in the case of an offering requested under Section
6.1(b),

                        (1) Company Securities, if any, shall be excluded until all of the Company Securities shall have been so excluded, and, thereafter,

                        (2) the Registrable Securities requested to be included by Persons other than the Bank of Boston in such offering pursuant to
Section 6.1(b)(ii) shall be excluded pro rata, based on the respective number of Registrable Securities as to which registration has been so requested by such Persons, and, thereafter,

                        (3) the Registrable Securities requested to be included in such offering by PMI pursuant to Section 6.1(b)(i) or by the Bank of Boston pursuant to Section 6.1(b)(ii) shall be excluded pro rata, based on the respective number of Registrable Securities as to which registration has been so requested by such Persons.

                (j) If any shares of Class A Common Stock requested to be included in a sale pursuant to this Section 6.1. shall not be outstanding but shall be issuable upon conversion of shares of Class B Common Stock which are outstanding, then the Bank of Boston and the Company shall take all actions necessary in order to convert such shares of Class B Common Stock into shares of Class A Common Stock in order to effect such sale. If any shares of Class A Common Stock requested to be included in a sale pursuant to this Section 6.1. shall not be outstanding but shall be issuable upon conversion of shares of Class C Common Stock which are outstanding, then the Jordan Investors, PMI and the Company shall take all actions necessary in order to convert such shares of Class C Common Stock into shares of Class A Common Stock in order to effect such sale. If any shares of Class A Common Stock requested to be included in a sale pursuant to this Section 6.1 shall not be outstanding but shall be issuable upon conversion of shares of Class D Common Stock which are outstanding, then the Management Investors and the Company shall take all actions necessary in order to convert such shares of Class D Common Stock into Shares of Class A Common Stock in order to effect such sale."

                (k) Inserting "or PMI, as the case may be," after "Bank of Boston" in Section 6.2(a)(i).

                (l) Inserting ", PMI and the Company" after "Jordan Investors" in Section 6.2(f).

                (m) Deleting Section 6.2(d) in its entirety and inserting the following in lieu thereof:

                "(d)    If in connection with any Underwritten Offering pursuant
to this Section 6.2. the Managing Underwriter shall advise the Company that, in its judgment, the number of shares proposed to be included in such offering should be limited due to market conditions, then the Company shall exclude shares from such offering in the following order until such limitation has been met:

                (1) until the Jordan Investors shall have included in such offering the lesser of (i) 25% of the aggregate amount of Securities held by the Jordan Investors as of February 7, 1996 (such amount as adjusted for stock splits, recapitalizations and similar events and reduced by the amount of Securities previously sold by the Jordan Investors pursuant to Section 6.1 or
6.2 and (ii) the total amount of Registrable Securities requested by the Jordan Investors to be included in such offering, the Registrable Securities requested to be included in such offering, the Registrable Securities requested to be included in such offering shall be excluded pro rata, based on the respective number of Registrable Securities as to which registration has been so requested by such Persons, and, thereafter

                (2) the Registrable Securities requested to be included in such offering by Persons other than PMI or the Bank of Boston shall be excluded pro rata, based on the respective number of Registrable Securities as to which registration has been so requested by such Persons."

                (n) Inserting "or, in the case of PMI Holder Request, PMI" after "Jordan Investors" in Section 6.3(a)(ii).

                (o) Replacing the reference to "Section 6.1(h)" with "Section 6.1(i)" in Section 6.3(f).

                (p) Deleting Section 8.6(a)(i) in its entirety and inserting the following in lieu thereof:

                        "(i) the holders of a majority of the shares of capital stock held by the Jordan Investors,"

                (q) Amending Section 8.6(a) by adding a new subclause (iv) at the end of the first sentence thereof to read as follows:

                "and (iv) to the extent such proposed amendment would materially adversely affect the rights of PMI under this Agreement, PMI."

SECTION 3. Waiver of First Refusal. Each of the parties hereto hereby waives any right of first refusal it may have pursuant to Section 5.5 of the Original Stockholders Agreement arising from the issuance and sale of the PMI Subordinated Notes and Warrants pursuant to the PMI Note Purchase Agreement, including, but not limited to, any prior notice or response periods specified in the Original Stockholders Agreement.

SECTION 4. Waiver of Anti-Dilution Rights. Each of the parties hereto hereby waives any right it may have to anti-dilution adjustment of its capital stock arising from the issuance of the PMI Subordinated Notes and the Warrants pursuant to PMI Note Purchase Agreement.

SECTION 5. Effect of Amendment No. 2. The waivers and amendments granted hereunder shall be limited precisely as written and shall not otherwise constitute a waiver or modification of any other covenants, terms or provisions of the Original Stockholders Agreement, which shall remain in full force and effect. Without limiting the foregoing, this Amendment No. 2 shall not prejudice any right or rights which the Stockholders may otherwise have (now or in the future) under or in connection with the Original Stockholders Agreement or otherwise.

SECTION 6. Governing Law. This Amendment No. 2 shall be governed by, and construed in accordance with, the laws of the State of Illinois (other than any conflict of laws rule which might result in the application of the laws of any other jurisdiction).

SECTION 7. Counterparts. This Amendment No. 2 may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument, and all signatures need not appear on any one counterpart.

        IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the date first above written.


                                        NRE HOLDINGS, INC.



                                        By: /S  Lawrence E. J
                                            Name:
                                            Title:  C.E.O.




                                        MCIT PLC



                                        By: /S James E. Jordan
                                            Name:  James E. Jordan
                                            Title: Director



                                        BANCBOSTON INVESTMENTS INC.



                                        By:/S Mary Josephs Reilly
                                           Name:  Mary Josephs Reilly
                                           Title: Vice-President



                                        PMI MEZZANINE FUND, L.P.

                                        By: Pacific Mezzanine Investors, LLC,
                                            its General Partner



                                        By:/S
                                            Name:
                                            Title:






                                        JORDAN INVESTORS:

                                        JORDAN/ZALANZNICK CAPITAL COMPANY


                                        By:/S
                                           Name:
                                           Title:


                                        LEUCADIA INVESTORS, INC.




                                        By:/S
                                           Name:  Ruth K. Lindtworth
                                           Title: Vice-President


                                        JOHN W. JORDAN, II REVOCABLE TRUST





                                        /S
                                        Name:  John W. Jordan, II
                                        Title: Trustee





                                        /S
                                        David W. Zalaznick





                                        /S
                                        Jonathan F. Boucher






                                        /S
                                        John R. Lowden





                                        /S
                                        Adam E. Max






                                        JOHN M. CAMP PROFIT SHARING PLAN




                                        By:/S
                                        Name:  John M. Camp
                                        Title: Trustee


                                        /S
                                        John M. Camp



                                        /S
                                        A. Richard Caputo, Jr.



                                        JAMES E. JORDAN, JR. PROFIT SHARING
                                        PLAN AND TRUST





                                        By:/S
                                        Name:  James E. Jordan, Jr.
                                        Title: Trustee


                                        PAUL RODZEVIK PROFIT SHARING PLAN
                                        AND TRUST





                                        By:/S
                                        Name:  Paul Rodzevik
                                        Title: Trustee



                                        MANAGEMENT STOCKHOLDERS:


                                        /S
                                        Lawrence Jaro





                                        /S
                                        William Osborn




                                        /S
                                        Gary Hubert



                                        /S
                                        Joel Aaseby



                                        /S
                                        Donald Stahurski



                                        /S
                                        Scott Vasatka


                                        JARO INVESTORS:

                                        TABOR RESTAURANTS ASSOCIATES, INC.




                                        By:/S
                                        Name:  Lawrence Jaro
                                        Title: President


                                        JARO ENTERPRISES, INC.


                                        By:/S
                                        Name:  Lawrence Jaro
                                        Title: President



                                        JARO RESTAURANTS ASSOCIATES, INC.




                                        By:/S
                                        Name:  Lawrence Jaro
                                        Title: President






                                        JB RESTAURANTS, INC.





                                        By:/S
                                        Name:  Lawrence Jaro
                                        Title: President



                                        OSBORN INVESTORS:

                                        OSBURGER, INC.





                                        By:/S
                                        Name:  William Osborn
                                        Title: President



                                        CASTLEKING, INC.





                                        By:/S
                                        Name:  William Osborn
                                        Title: President



                                        WHITE-OSBORN RESTAURANTS, INC.


                                        By:/S
                                        Name:  William Osborn
                                        Title: President


                                        /S
                                        Thomas H. Quinn